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                    SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, DC 20549



                                 FORM 8-K

                              CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934



     DATE OF REPORT (Date of earliest event reported) APRIL 7, 1999
                         COMMISSION FILE NO. 1-7434




                             AFLAC INCORPORATED
            ------------------------------------------------------
            (Exact Name of Registrant as specified in its Charter)




        GEORGIA                                           58-1167100
--------------------------------                  -------------------------
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                      Identification Number)




                   1932 WYNNTON ROAD, COLUMBUS, GEORGIA 31999
             -----------------------------------------------------
             (Address of principal executive offices and zip code)



     Registrant's telephone number, including area code:  (706) 323-3431










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ITEM 5.  OTHER

     AFLAC Incorporated announced on April 7, 1999 plans to issue $450 million of senior notes due 2009 pursuant to Rule 144A of the Securities Act of 1933.

     AFLAC Incorporated anticipates that the offering will close on April 21, 1999. The senior notes will have registration rights. AFLAC will use the net proceeds of the offering primarily for repurchase of its common shares. Remaining net proceeds may be used to repay corporate indebtedness or for general corporate purposes.

     The senior notes have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an available exemption from registration.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements:

          Not applicable.

     (b)  Pro forma financial information:

          Not applicable.

     (c)  Exhibits:

          99 - News release from AFLAC Incorporated dated April 7, 1999.



























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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AFLAC INCORPORATED



Date:    April 7, 1999                  /s/ Kriss Cloninger, III
      -------------------------        -----------------------------------
                                            KRISS CLONINGER, III
                                         Executive Vice President;
                                              Treasurer and
                                          Chief Financial Officer




Date:    April 7, 1999                  /s/ Norman P. Foster
      -------------------------        -----------------------------------
                                            NORMAN P. FOSTER
                                         Executive Vice President,
                                            Corporate Finance
































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EXHIBITS FILED WITH CURRENT FORM 8-K:

     99 - News release from AFLAC Incorporated dated April 7, 1999.